UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2021

GENCO SHIPPING & TRADING LIMITED
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33393	98-043-9758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

299 Park Avenue 12th Floor New York, NY (Address of principal executive offices)	10171 (Zip code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	GNK	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Shareholder Approval for the Amendment and Restatement of the Genco Shipping & Trading Limited 2015 Equity Incentive Plan

On May 13, 2021, at the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of Genco Shipping & Trading Limited (“Genco” or the “Company”), Genco’s shareholders approved the increase in the number of shares of our common stock available for awards under the Genco Shipping & Trading Limited 2015 Equity Incentive Plan by 2,000,000 shares to 4,750,000 shares.  The increase was embodied (subject to shareholder approval) in an amendment and restatement of such plan that was approved by Genco’s Board of Directors on March 19, 2021.  Our named executive officers may participate in our 2015 Equity Incentive Plan.  For a description of our 2015 Equity Incentive Plan, please see Proposal No. 4 in our proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 2, 2021 (the “Proxy Statement”), which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the 2015 Equity Incentive Plan, as amended, which is filed as Exhibit 10.1 hereto and incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, Genco’s shareholders also approved a proposal to amend Genco’s Second Amended and Restated Articles of Incorporation to add a provision such that, unless the Genco consents in writing to the selection of an alternative forum, the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, shall be the federal district courts of the United States of America (the “Federal Forum Amendment”).  The Federal Forum Amendment became effective on such date upon the filing of Articles of Amendment to Genco’s Second Amended and Restated Articles of Incorporation (the “Articles of Amendment”) with the Registrar of Corporations of the Republic of the Marshall Islands.

The foregoing description of the Federal Forum Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment, which are filed as Exhibit 3.1 hereto and are incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, shareholders of record as of March 22, 2020, the Record Date for the Annual Meeting, were entitled to vote 41,912,432 shares of the Company’s common stock (the “Common Stock”), each having one vote per share.  A total of 33,136,062 shares of Common Stock (79.06%) of all such shares entitled to vote at the Annual Meeting) were represented at the Annual Meeting in person or by proxy.

At the Annual Meeting, the shareholders of the Company (i) elected seven director nominees to hold office until the earlier of the 2022 Annual Meeting of Shareholders of the Company or until their successors are elected and qualified or until their earlier resignation or removal, (ii) approved an advisory, non-binding resolution regarding the compensation of the Company’s named executive officers, (iii) resolved on an advisory vote that the preferred frequency with which the Company should hold an advisory vote on the approval of the compensation of its named executive officers is every year, (iv) approved the increase in the number of shares of our common stock available for awards under the Company’s 2015 Equity Incentive Plan by 2,000,000 shares to 4,750,000 shares under an amendment and restatement of such plan, (v) ratified the appointment of Deloitte & Touche LLP as the Company’s independent certified public accountants for the fiscal year ending December 31, 2021 and (vi) approved the Federal Forum Amendment as described above in Item 5.03.

Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

Election of Directors

The shareholders of the Company elected each of the director nominees proposed by the Board of Directors. The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Arthur L. Regan	23,364,290	4,632,367	0	5,139,405
James G. Dolphin	26,649,170	1,347,487	0	5,139,405
Kathleen C. Haines	24,819,448	3,177,209	0	5,139,405
Kevin Mahony	26,723,164	1,273,493	0	5,139,405
Basil G. Mavroleon	24,764,914	3,231,743	0	5,139,405
Karin Y. Orsel	27,579,429	417,228	0	5,139,405
Bao D. Truong	26,743,418	1,253,239	0	5,139,405

Advisory Vote on Executive Compensation

The shareholders of the Company approved an advisory resolution on compensation of the Company’s named executive officers by a non-binding vote. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,358,087	4,567,947	70,623	5,139,405

Advisory Vote on the Frequency of Votes on Executive Compensation

The shareholders of the Company resolved on an advisory vote that the preferred frequency with which the Company should hold an advisory vote on the approval of the compensation of its named executive officers is every year. The voting results were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
15,551,556	58,805	11,918,598	467,698	5,139,405

Amendment and Restatement of 2015 Equity Incentive Plan

The shareholders of the Company approved the increase in the number of shares of common stock available for awards under our 2015 Equity Incentive Plan by 2,000,000 shares to 4,750,000 shares under an amendment and restatement of such plan.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,362,209	9,507,980	126,468	5,139,405

Ratification of Appointment of Independent Certified Public Accountants

The shareholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2021. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,999,387	38,219	98,456	0

Federal Forum Amendment

The shareholders of the Company approved a proposal to amend the Company’s Second Amended and Restated Articles of Incorporation to implement the Federal Forum Amendment.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,943,835	2,013,022	39,800	5,139,405

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to Second Amended and Restated Articles of Incorporation of Genco Shipping & Trading Limited, dated May 13, 2021.

10.1	Genco Shipping & Trading Limited Amended and Restated 2015 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE: May 13, 2021

By	/s/ Apostolos Zafolias
Apostolos Zafolias
Chief Financial Officer